EXHIBIT 99.2

ASP Isotopes Inc. to host Investor Access Event in South Africa from June 16-18, 2025

Washington, D.C., June 4, 2025 (GLOBE NEWSWIRE) -- ASP Isotopes Inc. NASDAQ: ASPI ("ASP Isotopes” or the “Company”), an advanced materials company dedicated to the development of technology and processes for the production of isotopes for use in multiple industries, today announced that it will host an Investor Access Event in South Africa from June 16-18, 2025.

**There is also the possibility of adding an extra day to the trip and visiting the Renergen Virginia Gas Project on June 19th – please let us know if you are also interested in attending that day too (subject to availability)**

All investors are invited to request a registration to attend the Investor Access Event.

ASP Isotopes values transparency and open communication with all stakeholders and counterparties.  During 2024, the Company welcomed over 60 investors and corporate clients to its facilities in South Africa, and has already hosted a highly successful event for Investors in January 2025 with 27 investors from 3 continents.

The timing of the event for investors departing from the USA allows for the following schedule:

Sun, June 15 (evening)	Depart USA
Mon, June 16 (evening)	Arrive in South Africa
Tue, June 17 (all day)	Scientific Sessions and Plant Tours
Wed, June 18 (all day)	Scientific Sessions and Plant Tours
Thu, June 19 (evening)	Depart South Africa
Fri, June 20 (morning)	Arrive in USA

Stakeholders wishing to attend should email Viktor Petkov at vpetkov@aspisotopes.com as soon as possible to complete the registration process and receive confirmation of your place.  Attendees will be required to submit a copy of their passport by June 7, 2025 in order to obtain the required security clearances to visit the Company’s secure facilities.  For citizens of the USA, UK and Europe, security clearance is typically an expedient process.  For other nationalities (including dual nationalities), a longer period of time may be required.  Registrations for the event are subject to availability and to acceptance by the Company at its absolute discretion.

As of April 2025, the Company has announced that it is already commercially enriching Carbon-14 and Silicon-28 with the Ytterbium-176 plant producing commercial samples.

This trip will allow you see firsthand the progress being made on all ASP’s enrichment production plants, as well as hear future plans and strategy in for 2025/2026. You will have a chance to meet the management and scientific team behind these innovative technologies. There will be extensive presentations and opportunities for Q&A.

Participants of the Investor Access Event will be able to visit all three facilities as well as PET Labs, the Company’s radioisotope production centre and Pelindaba, the center for South Africa Nuclear Energy Corporation (Necsa).

ASP Isotopes looks forward to welcoming as many stakeholders as possible for them to see firsthand all our facilities and hear directly from the Scientific and Engineering Teams.

About ASP Isotopes Inc.

ASP Isotopes Inc. is a development stage advanced materials company dedicated to the development of technology and processes to produce isotopes for use in multiple industries. The Company employs proprietary technology, the Aerodynamic Separation Process (“ASP technology”). The Company’s initial focus is on producing and commercializing highly enriched isotopes for the healthcare and technology industries. The Company also plans to enrich isotopes for the nuclear energy sector using Quantum Enrichment technology that the Company is developing. The Company has isotope enrichment facilities in Pretoria, South Africa, dedicated to the enrichment of isotopes of elements with a low atomic mass (light isotopes).

There is a growing demand for isotopes such as Silicon-28 for enabling quantum computing; Molybdenum-100, Molybdenum-98, Zinc-68, Ytterbium-176, and Nickel-64 for new, emerging healthcare applications, as well as Chlorine-37, Lithium-6, Lithium-7 and Uranium-235 for green energy applications. The ASP Technology (Aerodynamic Separation Process) is ideal for enriching low and heavy atomic mass molecules. For more information, please visit www.aspisotopes.com.

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Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to, statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of isotopes, future performance under contracts, and our strategies for product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including: the failure to obtain necessary regulatory and shareholder approvals for the proposed acquisition of Renergen; disruption from the proposed acquisition of Renergen making it more difficult to maintain business and operational relationships; significant transaction costs and unknown liabilities related to the proposed acquisition of Renergen; litigation or regulatory actions related to the proposed acquisition of Renergen; the outcomes of various strategies and projects undertaken by the Company; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; our reliance on the efforts of third parties; our ability to complete the construction and commissioning of our enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; the competitive nature of our industry; and the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and any amendments thereto and in the company’s subsequent reports and filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. This press release includes market and industry data and forecasts that we obtained from internal research, publicly available information and industry publications and surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Unless otherwise noted, statements as to our potential market position relative to other companies are approximated and based on third-party data and internal analysis and estimates as of the date of this press release. We have not independently verified this information, and it could prove inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data-gathering process and other limitations and uncertainties. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the information and forecasts from sources cited herein. No information in this press release should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

Contacts

Jason Assad– Investor relations

Email: Jassad@aspisotopes.com

Telephone: 561-709-3043

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